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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Investors Capital Holdings, Ltd.
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            (Exact name of registrant as specified in its charter)

       Massachusetts                                  04-3284631
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

       230 Broadway, Lynnfield, MA                        01940
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  (Address of principal executive offices)             (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act

          Title of each class              Name of each exchange on which
          to be so registered              each class is to be registered

      Common Stock, $.01 Par Value         American Stock Exchange
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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this form relates:
333-43664 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act

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                            (Title of class)

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                            (Title of class)

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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

     ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     A description of the Registrant's common stock is set forth under the heading "Description of The Company's Common Stock in the Registrant's Preliminary Prospectus dated November 28, 2000 in the form originally filed as part of the Registrant's Registration Statement on Form SB-2 (Reg. No. 333-43664), filed with the Securities and Exchange Commission on January 19, 2001, as amended pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.

     ITEM 2. EXHIBITS

     Pursuant to Instruction II to Form 8-A, the following exhibits have been filed with the American Stock Exchange and with the Securities and Exchange Commission, as part of this Registration Statement on Form 8-A.


     Exhibit No.       Description
             1         Registration Statement on Form SB-2 (Reg. No. 333-43664)
                       of Investors Capital Holdings, Ltd. (the "Registration
                       Statement") as filed with the Securities and Exchange Commission on August 24, 2000 and the amendments thereto on November 28, 2000 and January 19, 2001.

             2         Articles of Organization of Registrant
                       (incorporated by reference to Exhibit 3.1 of the Registration Statement)

             3 By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registration Statement)

             4 Specimen certificate for the Common Stock of the Registrant (to be filed with the SEC by amendment)


                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

     (Registrant) Investors Capital Holdings, Ltd.
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     Date:                   1/30/01
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     By:          Timothy B. Murphy, Treasurer
                  Chief Financial Officer
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